Exhibit 99.2

Consolidated Balance Sheets

Unaudited
Last updated July 24, 2006

Amounts in thousands
At December 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,

	2000	2001	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005	2006	2006
Assets
Current assets:
Cash and cash equivalents	17,128	6,258	8,038	8,216	8,116	8,294	8,360	8,352	8,912	21,806	18,944	33,155	30,292	39,594	40,874	42,444	30,546
Short-term investments	—	—	—	—	—	—	—	—	—	25,943	31,188	19,698	24,181	20,883	23,314	27,063	35,203
Accounts receivable	5,649	3,711	6,637	7,084	7,652	6,342	10,415	12,003	14,034	17,968	16,939	13,552	15,799	21,968	25,462	31,615	26,250
Term receivables	2,839	3,600	3,085	4,498	5,881	6,521	4,926	5,080	5,849	8,232	10,090	13,275	14,733	14,105	15,376	17,268	19,255
Less allowance for doubtful accounts	(941)	(728)	(519)	(616)	(521)	(768)	(902)	(1,221)	(1,274)	(2,626)	(1,581)	(1,627)	(1,608)	(1,960)	(2,209)	(2,090)	(2,331)
Prepaid & other current assets	526	510	466	853	711	1,021	509	1,017	1,778	1,265	1,255	1,272	1,196	1,771	1,993	2,439	2,514
Total current assets	25,201	13,351	17,707	20,035	21,839	21,410	23,308	25,231	29,299	72,588	76,835	79,325	84,593	96,361	104,810	118,739	111,437

Property and equipment, net	3,044	3,931	3,319	3,031	2,877	2,880	2,942	3,234	3,553	4,001	4,393	4,842	5,375	5,597	6,451	6,632	8,620
Term receivables, noncurrent	—	—	924	1,197	1,704	1,919	2,278	2,415	3,673	3,777	5,756	8,256	10,234	10,801	10,697	12,611	15,765
Intangible and other assets, net	496	1,343	1,152	990	911	938	858	1,145	1,068	1,157	1,325	1,232	2,028	1,892	1,718	1,447	9,699
Total assets	28,741	18,625	23,102	25,253	27,331	27,147	29,386	32,025	37,593	81,523	88,309	93,655	102,230	114,651	123,676	139,429	145,521

Liabilities, Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	2,819	2,335	2,039	2,229	2,591	3,234	3,179	4,197	4,293	5,452	5,435	6,397	6,600	7,635	8,041	9,231	8,970
Commissions and bonuses payable	1,025	531	1,076	925	974	1,197	1,636	1,469	2,133	2,248	2,648	1,971	2,550	3,344	2,910	3,706	3,066
Current portion of long-term debt	7	2,042	3,282	3,374	3,078	1,488	1,390	1,324	1,349	15	—	—	31	29	30	30	35
Deferred revenue	12,317	14,843	17,392	19,428	21,510	23,349	26,127	25,368	30,780	32,796	36,020	37,899	40,669	45,694	48,673	54,191	56,222
Total current liabilities	16,168	19,751	23,789	25,956	28,153	29,268	32,332	32,358	38,555	40,511	44,103	46,267	49,850	56,702	59,654	67,158	68,293

Deferred revenue, noncurrent	4,843	4,031	7,291	8,375	9,061	8,811	9,426	11,361	9,997	11,695	13,105	14,911	16,699	18,058	19,250	26,715	31,012
Long-term debt	—	1,185	940	720	753	626	484	1,046	1,377	—	—	—	131	125	117	109	123

Preferred stock	31,075	32,340	32,373	32,388	32,391	32,394	32,398	32,442	32,446	—	—	—	—	—	—	—	—

Stockholders’ equity (deficit):
Common stock and warrants	21	21	14	14	14	14	15	15	15	320	320	233	137	138	32	32	32
Additional paid-in capital	(1,109)	(1,051)	(986)	(984)	(987)	(922)	(912)	(807)	(721)	71,663	72,367	73,042	74,479	76,339	78,312	79,536	81,856
Other comprehensive income (loss)	(38)	(91)	(9)	(25)	1	21	73	(40)	(360)	(390)	(605)	(618)	(445)	(433)	(401)	(393)	(312)
Accumulated deficit	(22,219)	(37,561)	(40,310)	(41,191)	(42,055)	(43,065)	(44,430)	(44,350)	(43,716)	(42,276)	(40,981)	(40,180)	(38,621)	(36,278)	(33,288)	(33,728)	(35,483)
Total stockholders’ equity (deficit)	(23,345)	(38,682)	(41,291)	(42,186)	(43,027)	(43,952)	(45,254)	(45,182)	(44,782)	29,317	31,101	32,477	35,550	39,766	44,655	45,447	46,093
Total liabilities, preferred stock and stockholders’ equity (deficit)	28,741	18,625	23,102	25,253	27,331	27,147	29,386	32,025	37,593	81,523	88,309	93,655	102,230	114,651	123,676	139,429	145,521

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Operations

Unaudited
Last updated July 24, 2006

	Amounts in thousands, except per share data
	Fiscal Year			2003					2004					2005					2006
	2000	2001	2002	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
Revenue:
Software, hosting and support	10,549	18,998	23,338	6,276	6,940	7,457	8,627	29,300	10,720	11,709	12,976	14,359	49,764	13,874	16,864	18,005	19,201	67,944	19,310	20,636	39,946
Professional services	758	2,009	3,603	1,531	1,304	1,763	1,981	6,579	2,137	3,053	3,450	3,360	12,000	4,468	4,214	5,149	5,373	19,204	5,321	6,272	11,593
Total revenue	11,307	21,007	26,941	7,807	8,244	9,220	10,608	35,879	12,857	14,762	16,426	17,719	61,764	18,342	21,078	23,154	24,574	87,148	24,631	26,908	51,539

Cost of revenue:
Software, hosting and support	3,306	4,636	4,279	1,225	1,337	1,342	1,359	5,263	1,579	1,636	1,729	1,797	6,741	2,064	2,276	2,253	2,518	9,111	2,771	3,159	5,930
Professional services	485	1,335	2,156	736	765	967	1,272	3,740	1,310	1,573	1,979	2,344	7,206	2,696	2,879	3,026	3,355	11,956	4,104	4,941	9,045
Total cost of revenue	3,791	5,971	6,435	1,961	2,102	2,309	2,631	9,003	2,889	3,209	3,708	4,141	13,947	4,760	5,155	5,279	5,873	21,067	6,875	8,100	14,975

Gross profit	7,516	15,036	20,506	5,846	6,142	6,911	7,977	26,876	9,968	11,553	12,718	13,578	47,817	13,582	15,923	17,875	18,701	66,081	17,756	18,808	36,564

Operating expenses:
Sales and marketing	20,756	22,050	15,939	4,402	4,696	5,389	6,322	20,809	6,848	8,037	8,055	9,046	31,986	9,457	10,557	11,248	11,421	42,683	13,726	14,852	28,578
Research and development	3,639	4,584	4,117	1,439	1,480	1,489	1,507	5,915	1,805	1,807	2,028	2,167	7,807	2,161	2,426	2,937	2,904	10,428	3,130	3,476	6,606
General and administrative	3,375	3,973	2,842	766	795	978	979	3,518	1,153	1,016	1,164	1,288	4,621	1,410	1,586	1,627	1,822	6,445	2,056	2,709	4,765
Total operating expenses	27,770	30,607	22,898	6,607	6,971	7,856	8,808	30,242	9,806	10,860	11,247	12,501	44,414	13,028	14,569	15,812	16,147	59,556	18,912	21,037	39,949

Operating income (loss)	(20,254)	(15,571)	(2,392)	(761)	(829)	(945)	(831)	(3,366)	162	693	1,471	1,077	3,403	554	1,354	2,063	2,554	6,525	(1,156)	(2,229)	(3,385)
Interest and other income (expense), net	607	229	(357)	(117)	(35)	(65)	2	(215)	(64)	(46)	30	226	146	292	331	440	583	1,646	672	768	1,440

Income (loss) before income taxes	(19,647)	(15,342)	(2,749)	(878)	(864)	(1,010)	(829)	(3,581)	98	647	1,501	1,303	3,549	846	1,685	2,503	3,137	8,171	(484)	(1,461)	(1,945)
(Provision) benefit for income taxes	—	—	—	(3)	—	—	(536)	(539)	(18)	(13)	(61)	(8)	(100)	(45)	(126)	(160)	(147)	(478)	44	(294)	(250)
Net income (loss)	(19,647)	(15,342)	(2,749)	(881)	(864)	(1,010)	(1,365)	(4,120)	80	634	1,440	1,295	3,449	801	1,559	2,343	2,990	7,693	(440)	(1,755)	(2,195)

Net income (loss) per share:
Basic	$ (1.42)	$ (1.10)	$ (0.19)	$ (0.06)	$ (0.06)	$ (0.07)	$ (0.09)	$ (0.28)	$ 0.01	$ 0.04	$ 0.06	$ 0.04	$ 0.17	$ 0.03	$ 0.05	$ 0.08	$ 0.09	$ 0.25	$ (0.01)	$ (0.05)	$ (0.07)
Diluted	$ (1.42)	$ (1.10)	$ (0.19)	$ (0.06)	$ (0.06)	$ (0.07)	$ (0.09)	$ (0.28)	$ 0.00	$ 0.02	$ 0.05	$ 0.04	$ 0.12	$ 0.02	$ 0.05	$ 0.07	$ 0.09	$ 0.23	$ (0.01)	$ (0.05)	$ (0.07)

Shares used in the computation:
Basic	13,810	14,006	14,284	14,394	14,399	14,448	14,704	14,560	14,792	15,185	23,734	29,005	20,738	29,816	30,232	30,802	31,652	30,631	31,943	32,172	32,057
Diluted	13,810	14,006	14,284	14,394	14,399	14,448	14,704	14,560	25,143	26,187	30,671	33,665	29,177	33,559	33,367	33,667	34,199	33,695	31,943	32,172	32,057

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Cash Flow

Unaudited
Last updated July 24, 2006

	Amounts in thousands
	Fiscal Years			2003					2004					2005					2006
	2000	2001	2002	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
Operating activities
Net income (loss)	(19,647)	(15,342)	(2,749)	(881)	(864)	(1,010)	(1,365)	(4,120)	80	634	1,440	1,295	3,449	801	1,559	2,343	2,990	7,693	(440)	(1,755)	(2,195)
Noncash adjustments:
Depreciation and amortization	532	1,486	2,051	619	626	631	598	2,474	624	711	746	709	2,790	742	828	892	944	3,406	1,105	1,337	2,442
Provision for losses on accounts receivable	1,715	2,032	259	178	153	180	(34)	477	85	117	349	(62)	489	52	(8)	216	161	421	(248)	7	(241)
Stock-based compensation expense				—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	783	1,678	2,461
Tax benefit of stock options exercised	—	—	—	—	—	—	—	—	—	—	—	—	—	—	124	94	148	366	—	—	—
Changes in operating accounts:																					—
Receivables	(6,846)	(1,295)	(3,636)	(2,216)	(2,583)	526	(2,405)	(6,678)	(1,550)	(4,178)	(5,366)	(3,563)	(14,657)	(2,402)	(5,866)	(6,072)	(4,796)	(19,136)	(9,798)	1,386	(8,412)
Prepaid and other current assets	(459)	(338)	(95)	(244)	169	(105)	24	(156)	(261)	(536)	(344)	(23)	(1,164)	(44)	67	(609)	(208)	(794)	(167)	8	(159)
Accounts payable and accrued liabilities	2,071	(435)	(378)	192	333	629	(114)	1,040	580	438	532	425	1,975	984	373	1,071	502	2,930	1,191	(638)	553
Commissions and bonusses payable	789	(510)	525	(152)	34	224	414	520	(175)	671	102	390	988	(663)	588	807	(423)	309	787	(752)	35
Deferred revenue	12,991	2,367	5,723	3,121	2,701	1,568	3,265	10,655	1,117	4,406	3,694	4,103	13,320	3,819	4,941	6,523	4,484	19,767	12,976	5,349	18,325
Other	114	(117)	243	(39)	(74)	(205)	425	107	(167)	(241)	(90)	46	(452)	(50)	(42)	(17)	42	(67)	(137)	244	107
Cash provided (used) by operating activities	(8,740)	(12,152)	1,943	578	495	2,438	808	4,319	333	2,022	1,063	3,320	6,738	3,239	2,564	5,248	3,844	14,895	6,052	6,864	12,916

Investing activities
Acquistion of property and equipment	(3,031)	(2,265)	(1,184)	(277)	(330)	(486)	(491)	(1,584)	(761)	(858)	(1,004)	(957)	(3,580)	(1,078)	(1,070)	(1,124)	(1,697)	(4,969)	(1,140)	(2,770)	(3,910)
Purchased technologies/business acquisitions	(236)	(739)	—	—	—	(150)	—	(150)	—	(406)	(95)	(190)	(691)	—	(1,012)	(23)	(10)	(1,045)	(10)	(8,731)	(8,741)
Change in short-term investments, net	—	—	—	—	—	—	—	—	—	—	(25,943)	(5,245)	(31,188)	11,488	(4,483)	3,298	(2,431)	7,872	(3,749)	(8,140)	(11,889)
Other	—	—	2	16	—	2	—	18	—	1	—	2	3	—	—	8	—	8	—	—	—
Cash used for investing activities	(3,267)	(3,004)	(1,182)	(261)	(330)	(634)	(491)	(1,716)	(761)	(1,263)	(27,042)	(6,390)	(35,456)	10,410	(6,565)	2,159	(4,138)	1,866	(4,899)	(19,641)	(24,540)

Financing activities
Net proceeds from (payments on) long-term debt	(8)	3,219	896	(150)	(285)	(1,739)	(259)	(2,433)	474	341	(2,713)	(15)	(1,913)	—	—	154	(7)	147	(7)	(7)	(14)
Proceeds from issuance of stock:
Preferred stock	14,955	1,026	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Common stock issued under employee benefit plans	93	46	90	5	—	70	13	88	111	90	105	870	1,176	588	1,217	1,767	1,706	5,278	432	567	999
Initial public offering, net of offering costs	—	—	—	—	—	—	—	—	(172)	(603)	41,462	(715)	39,972	—	—	—	—	—	—	—	—
Other	(94)	—	—	—	—	—	—	—	(2)	—	—	—	(2)	—	—	—	—	—	—	—	—
Cash provided (used) by financing activities	14,946	4,291	986	(145)	(285)	(1,669)	(246)	(2,345)	411	(172)	38,854	140	39,233	588	1,217	1,921	1,699	5,425	425	560	985

Effect of foreign exchange rates	6	(5)	33	5	20	44	(5)	64	9	(27)	19	68	69	(26)	(79)	(26)	(125)	(256)	(8)	319	311

Net change in cash and cash equivalents	2,945	(10,870)	1,780	177	(100)	179	66	322	(8)	560	12,894	(2,862)	10,584	14,211	(2,863)	9,302	1,280	21,930	1,570	(11,898)	(10,328)

Cash and cash equivalents at beginning of period	14,183	17,128	6,258	8,038	8,215	8,115	8,294	8,038	8,360	8,352	8,912	21,806	8,360	18,944	33,155	30,292	39,594	18,944	40,874	42,444	40,874
Cash and cash equivalents at end of period	17,128	6,258	8,038	8,215	8,115	8,294	8,360	8,360	8,352	8,912	21,806	18,944	18,944	33,155	30,292	39,594	40,874	40,874	42,444	30,546	30,546

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Supplemental Data Sheet

Unaudited
Last updated July 24, 2006

		Fiscal Year			2003					2004					2005					2006
		2000	2001	2002	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
Revenue	Term	6,504	15,757	19,810	5,336	5,730	6,192	6,730	23,988	8,491	8,384	9,553	9,793	36,221	10,624	10,791	11,695	12,946	46,056	13,977	15,083	29,060
Mix	Perpetual	4,045	3,241	3,528	940	1,210	1,265	1,897	5,312	2,229	3,325	3,423	4,566	13,543	3,250	6,073	6,310	6,255	21,888	5,333	5,553	10,886
(in thousands)	Professional services	758	2,009	3,603	1,531	1,304	1,763	1,981	6,579	2,137	3,053	3,450	3,360	12,000	4,468	4,214	5,149	5,373	19,204	5,321	6,272	11,593
	Total	11,307	21,007	26,941	7,807	8,244	9,220	10,608	35,879	12,857	14,762	16,426	17,719	61,764	18,342	21,078	23,154	24,574	87,148	24,631	26,908	51,539

Revenue	Term	57%	75%	74%	68%	69%	67%	63%	67%	66%	56%	58%	55%	59%	58%	51%	51%	53%	53%	56%	56%	57%
Mix	Perpetual	36%	15%	13%	12%	15%	14%	18%	15%	17%	23%	21%	26%	22%	18%	29%	27%	25%	25%	22%	21%	21%
(% of total)	Professional services	7%	10%	13%	20%	16%	19%	19%	18%	17%	21%	21%	19%	19%	24%	20%	22%	22%	22%	22%	23%	22%

Revenue by	Americas	11,026	16,522	21,940	6,421	6,376	6,148	8,216	27,161	9,188	10,955	12,421	12,635	45,199	13,757	16,652	17,291	16,710	64,410	17,368	20,072	37,440
Geography	Europe	281	2,311	4,041	1,249	1,237	2,305	1,667	6,458	2,443	3,553	3,188	3,608	12,792	2,751	3,372	3,752	5,652	15,527	5,014	5,335	10,349
(in thousands)	Asia Pacific	—	2,174	960	137	631	767	725	2,260	1,226	254	817	1,476	3,773	1,834	1,054	2,111	2,212	7,211	2,249	1,501	3,750

Revenue by	Americas	98%	79%	81%	82%	77%	67%	77%	76%	71%	74%	76%	72%	73%	75%	79%	75%	68%	74%	71%	74%	73%
Geography	Europe	2%	11%	15%	16%	15%	25%	16%	18%	19%	24%	19%	20%	21%	15%	16%	16%	23%	18%	20%	20%	20%
(% of total)	Asia Pacific	0%	10%	4%	2%	8%	8%	7%	6%	10%	2%	5%	8%	6%	10%	5%	9%	9%	8%	9%	6%	7%

Deferred	Current	12,317	14,843	17,392	19,428	21,510	23,349	26,127		25,368	30,780	32,796	36,020		37,899	40,669	45,694	48,673		54,191	56,222
Revenue	Non-current	4,843	4,031	7,291	8,375	9,061	8,811	9,426		11,361	9,997	11,695	13,105		14,911	16,699	18,058	19,250		26,715	31,012
(in thousands)	Total	17,160	18,874	24,683	27,803	30,571	32,160	35,553		36,729	40,777	44,491	49,125		52,810	57,368	63,752	67,923		80,906	87,234

Customers	New	593	361	227	38	56	57	60	211	69	74	88	80	311	60	80	92	80	312	97	70
	Total (>)	1,000	1,100	900	900	900	900	1,000		1,000	1,100	1,100	1,200		1,200	1,300	1,400	1,400		1,500	1,700
	Percent hosted	62%	78%	82%	83%	83%	85%	85%		85%	85%	86%	87%		86%	86%	87%	87%		87%	91%
	Interactions (in millions)	n/a	n/a	146	53	56	63	77	249	102	110	140	150	502	166	176	188	214	744	281	223

Employees	Worldwide	346	222	234	255	258	278	306		322	354	387	403		438	490	494	530		578	649

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.